UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 12, 2017

SABRA HEALTH CARE REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34950	27-2560479
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18500 Von Karman Avenue, Suite 550 Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number including area code: (888) 393-8248
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging grow company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
On September 12, 2017, Sabra Health Care REIT, Inc. (“Sabra”) intends to present the materials attached to this report as Exhibit 99.1 in investor presentations. The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or other securities laws, or that the presentation materials include material investor information that is not otherwise publicly available. In addition, Sabra does not assume any obligation to update such information in the future.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
99.1	Presentation materials for September 12, 2017 presentation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SABRA HEALTH CARE REIT, INC.

/S/ HAROLD W. ANDREWS, JR.
Name:	Harold W. Andrews, Jr.
Title:	Executive Vice President, Chief Financial Officer and Secretary
Dated: September 12, 2017

EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation materials for September 12, 2017 presentation.